June 4, 2026

Pershing

Square

Inc.

Q1 and April 2026 Financial Supplement

Exhibit 99.1

Assets Under Management (AUM)

The table below presents the AUM of our core funds and HHH as of December 31 for each of the last seven years, and as of March 31, 2026 and April 30, 2026.

Assets Under Management (in millions)

Fund	Dec-19	Dec-20	Dec-21	Dec-22(4)	Dec-23	Dec-24	Dec-25	Mar-26	Apr-26	CAGR(5) (2020-Apr26)

Pershing Square Holdings, Ltd.(1)	$7,121	$11,153	$14,409	$12,215	$14,415	$15,329	$18,701	$16,108	$17,804	16%
% Growth		57%	29%	(15%)	18%	6%	22%	(14%)	11%
Pershing Square USA, Ltd.(2)	$-	$-	$-	$-	$-	$-	$-	$-	$4,931	N/A
% Growth		-%	-%	-%	-%	-%	-%	-%	-%
Pershing Square, L.P.	$727	$903	$1,472	$1,217	$1,384	$1,328	$1,531	$1,270	$1,130	7%
% Growth		24%	63%	(17%)	14%	(4%)	15%	(17%)	(11%)
Pershing Square International, Ltd.	$726	$510	$629	$520	$592	$434	$409	$341	$329	(12%)
% Growth		(30%)	23%	(17%)	14%	(27%)	(6%)	(17%)	(4%)

Total PS Core Funds	$8,573	$12,566	$16,510	$13,951	$16,391	$17,091	$20,641	$17,720	$24,193	18%
% Growth		47%	31%	(15%)	17%	4%	21%	(14%)	37%

Howard Hughes Holdings Inc.(3)	$-	$-	$-	$-	$-	$-	$10,025	$8,882	$8,823	N/A

Total PS Core Funds & HHH	$8,573	$12,566	$16,510	$13,951	$16,391	$17,091	$30,666	$26,602	$33,016	24%
% Growth		47%	31%	(15%)	17%	4%	79%	(13%)	24%

1.
As of April 30, 2026, March 31, 2026 and December 31, 2025, PSH’s AUM includes bond proceeds of $2.3 billion and €1.15 billion (translated into USD at the prevailing exchange rate at the reporting date). As of December 31, 2024, 2023 and 2022, PSH’s AUM includes bond proceeds of $1.8 billion and €500 million (translated into USD at the prevailing exchange rate at the reporting date). As of December 31, 2021, PSH’s AUM includes bond proceeds of $2.43 billion and €500 million (translated into USD at the prevailing exchange rate at the reporting date). As of December 31, 2020, PSH’s AUM includes bond proceeds of $2.1 billion. As of December 31, 2019, PSH’s AUM includes bond proceeds of $1.4 billion.
2.
The $4,931 million of PSUS's AUM shown as of April 30, 2026 represents the amount raised from the Combined Transaction, including $50 million through the issuance of preferred shares, net of offering and operating costs.
3.
As of December 31, 2025, HHH’s AUM reflects its market capitalization as of such date plus its net mortgages, notes, and loans payable as reported in its Quarterly Report on Form 10-Q for the quarter ending September 30, 2025. As of April 30, 2026, and March 31, 2026, HHH’s AUM reflects its market capitalization as of such date plus its net mortgages, notes, and loans payable as reported in its Annual Report on Form 10-K for the year ending December 31, 2025.
4.
AUM decreased from 2021 to 2022 as a result of (a) certain investor redemptions from our private funds and a share repurchase program with respect to PSH, (b) a debt redemption as one of PSH’s outstanding bonds reached maturity, (c) a quarterly dividend payment to the PSH shareholders, (d) negative performance in our underlying portfolio related to decreases in the stock prices of some of our portfolio companies, (e) crystallization of a performance fee with respect to PSINTL and (f) fluctuations in the value of PSH’s bonds denominated in Euros based on exchange rates.
5.
Compound Annual Growth Rate (“CAGR”) is presented from December 31, 2019 through April 30, 2026 (except for PSUS and HHH as their calculation period is less than one year).

AUM Rollforward

The AUM rollforward below reflects the changes in AUM of our core funds and HHH for the three months ended March 31, 2026 and the one month ended April 30, 2026.

Assets Under Management (January-March)
(in millions)	PSH(1)	PSUS	PSLP	PSINTL	HHH	Total Funds + HHH
Balance at December 31, 2025	$18,700.9	$-	$1,530.6	$409.0	$10,025.0	$30,665.6
Private Funds Subscriptions	-	-	30.0	-	-	30.0
Private Funds Redemptions	-	-	(73.8)	(4.4)	-	(78.2)
PSUS IPO Net Proceeds	-	-	-	-	-	-
Private Funds Transfer	-	-	-	-	-	-
PSH Dividends	(32.3)	-	-	-	-	(32.3)
PSH Buybacks	(80.0)	-	-	-	-	(80.0)
Management Fees	(54.2)	-	(2.3)	(0.8)	-	(57.4)
Performance Fees	-	-	-	-	-	-
Change in Market Value/Market Capitalization(2)	(2,403.6)	-	(214.4)	(62.5)	(1,142.6)	(3,823.1)
Bond / Preferred Shares Issuance	-	-	-	-	-	-
Change in EUR FX Translation of PSH Bond	(22.3)	-	-	-	-	(22.3)
Balance at March 31, 2026	$16,108.4	$-	$1,270.1	$341.3	$8,882.4	$26,602.3

Assets Under Management (April)
(in millions)	PSH(1)	PSUS	PSLP	PSINTL	HHH	Total Funds + HHH
Balance at March 31, 2026	$16,108.4	$-	$1,270.1	$341.3	$8,882.4	$26,602.3
Private Funds Subscriptions	-	-	18.2	-	-	18.2
Private Funds Redemptions	-	-	(305.8)	(48.7)	-	(354.5)
PSUS IPO Net Proceeds	-	4,879.3	-	-	-	4,879.3
Private Funds Transfer	-	-	-	-	-	-
PSH Dividends	-	-	-	-	-	-
PSH Buybacks	-	-	-	-	-	-
Management Fees	(15.2)	(0.3)	(0.6)	(0.2)	-	(16.3)
Performance Fees	-	-	-	-	-	-
Change in Market Value/Market Capitalization(2)	1,690.2	1.6	148.2	36.3	(59.8)	1,816.6
Bond / Preferred Shares Issuance	-	50.0	-	-	-	50.0
Change in EUR FX Translation of PSH Bond	20.5	-	-	-	-	20.5
Balance at April 30, 2026	$17,803.8	$4,930.7	$1,130.2	$328.7	$8,822.7	$33,016.0

1.
As of March 31, 2026, and April 30, 2026, PSH’s AUM includes bond proceeds of $2.3 billion and €1.15 billion (translated into USD at the prevailing exchange rate at the reporting date).
2.
Change in market capitalization is only applicable to HHH.

Fee-Paying AUM

The table below presents the Fee-Paying AUM of our core funds and HHH as of December 31 for each of the last seven years, and as of March 31, 2026 and April 30, 2026.

Fee-Paying Assets Under Management (in millions)

Fund	Dec-19	Dec-20	Dec-21	Dec-22(3)	Dec-23	Dec-24	Dec-25	Mar-26	Apr-26	CAGR(4) (2020-Apr26)

Pershing Square Holdings, Ltd.(1)	$5,721	$9,053	$11,409	$9,880	$12,063	$13,011	$15,049	$12,479	$14,154	15%
% Growth		58%	26%	(13%)	22%	8%	16%	(17%)	13%
Pershing Square USA, Ltd.(2)	$-	$-	$-	$-	$-	$-	$-	$-	$4,881	N/A
% Growth		-%	-%	-%	-%	-%	-%	-%	-%
Pershing Square, L.P.	$610	$667	$735	$634	$743	$670	$648	$533	$354	(8%)
% Growth		9%	10%	(14%)	17%	(10%)	(3%)	(18%)	(34%)
Pershing Square International, Ltd.	$717	$495	$397	$333	$426	$330	$225	$185	$174	(20%)
% Growth		(31%)	(20%)	(16%)	28%	(23%)	(32%)	(18%)	(6%)

Total PS Core Funds	$7,047	$10,215	$12,541	$10,847	$13,231	$14,011	$15,922	$13,197	$19,563	18%
% Growth		45%	23%	(14%)	22%	6%	14%	(17%)	48%

Howard Hughes Holdings Inc.	$-	$-	$-	$-	$-	$-	$4,738	$3,773	$3,713	N/A

Total PS Core Funds & HHH	$7,047	$10,215	$12,541	$10,847	$13,231	$14,011	$20,660	$16,970	$23,276	21%
% Growth		45%	23%	(14%)	22%	6%	47%	(18%)	37%

1.
PSH’s Fee-Paying AUM does not reflect the bonds outstanding as described in footnote 1 to the AUM roll tables above.
2.
The $4,881 million of PSUS's Fee-Paying AUM shown as of April 30, 2026 represents the amount raised from the Combined Transaction, excluding $50 million raised through the issuance of preferred shares, net of offering and operating costs.
3.
Fee-Paying AUM decreased from 2021 to 2022 as a result of (a) certain investor redemptions from our private funds and a share repurchase program with respect to PSH, (b) a quarterly dividend payment to the PSH shareholders, (c) negative performance in our underlying portfolio related to decreases in the stock prices of some of our portfolio companies and (d) crystallization of a performance fee with respect to PSINTL.
4.
Compound Annual Growth Rate (“CAGR”) is presented from December 31, 2019 through April 30, 2026 (except for PSUS and HHH as their calculation period is less than one year).

Fee-Paying AUM Rollforward

The Fee-Paying AUM rollforward below reflects the changes in FPAUM of our core funds and HHH for the three months ended March 31, 2026 and the month ended April 30, 2026.

Fee-Paying Assets Under Management (January-March)
(in millions)	PSH(1)	PSUS	PSLP	PSINTL	HHH	Total
Balance at December 31, 2025	$15,049.4	$-	$648.0	$224.7	$4,737.6	$20,659.7
Private Funds Subscriptions	-	-	0.6	-	-	0.6
Private Funds Redemptions	-	-	(23.9)	(4.4)	-	(28.3)
PSUS IPO Net Proceeds	-	-	-	-	-	-
Private Funds Transfer	-	-	-	-	-	-
PSH Dividends	(32.3)	-	-	-	-	(32.3)
PSH Buybacks	(80.0)	-	-	-	-	(80.0)
Management Fees	(54.2)	-	(2.3)	(0.8)	-	(57.4)
Performance Fees/Allocation	-	-	-	-	-	-
Change in Market Value/Market Capitalization(2)	(2,403.6)	-	(89.4)	(34.3)	(965.0)	(3,492.4)
Bond / Preferred Shares Issuance	-	-	-	-	-	-
Change in EUR FX Translation of PSH Bond	-	-	-	-	-	-
Balance at March 31, 2026	$12,479.2	$-	$533.0	$185.1	$3,772.6	$16,970.0
Less: Non-Permanent Fee-Paying AUM	-	-	(533.0)	(185.1)	-	(718.2)
Permanent Capital AUM	$12,479.2	$-	$-	$-	$3,772.6	$16,251.8

Fee-Paying Assets Under Management (April)
(in millions)	PSH(1)	PSUS	PSLP	PSINTL	HHH	Total
Balance at March 31, 2026	$12,479.2	$-	$533.0	$185.1	$3,772.6	$16,970.0
Private Funds Subscriptions	-	-	0.1	-	-	0.1
Private Funds Redemptions	-	-	(243.2)	(30.3)	-	(273.5)
PSUS IPO Net Proceeds	-	4,879.3	-	-	-	4,879.3
Private Funds Transfer	-	-	-	-	-	-
PSH Dividends	-	-	-	-	-	-
PSH Buybacks	-	-	-	-	-	-
Management Fees	(15.2)	(0.3)	(0.6)	(0.2)	-	(16.3)
Performance Fees/Allocation	-	-	-	-	-	-
Change in Market Value/Market Capitalization(2)	1,690.2	1.6	64.3	19.8	(59.8)	1,716.2
Bond / Preferred Shares Issuance	-	-	-	-	-	-
Change in EUR FX Translation of PSH Bond	-	-	-	-	-	-
Balance at April 30, 2026	$14,154.2	$4,880.7	$353.7	$174.4	$3,712.8	$23,275.8
Less: Non-Permanent Fee-Paying AUM	-	-	(353.7)	(174.4)	-	(528.2)
Permanent Capital AUM	$14,154.2	$4,880.7	$-	$-	$3,712.8	$22,747.6

1.
PSH’s Fee-Paying AUM does not reflect the bonds outstanding as described in footnote 1 to the AUM roll tables above.
2.
Change in market capitalization is only applicable to HHH.

Fee-Related Earnings and Distributable Earnings

The following tables set forth our calculations of Fee-Related Earnings ("FRE") and Distributable Earnings ("DE"), which are financial measures that are not required by, or presented in accordance with, GAAP, and a reconciliation of DE and FRE to the most directly comparable financial measure calculated in accordance with GAAP for the periods presented. See the Appendix for our definitions of FRE and DE and additional information about these non-GAAP financial measures.

(in thousands)	For the Three Months Ended,		For the Year Ended December 31,						CAGR(6)
	Q1 2025	Q1 2026	2020	2021	2022	2023	2024	2025	2020-2025
Management fees	52,202	57,507	117,286	162,443	163,515	170,801	206,067	230,420	14%
Management fees - contra-revenue(1)	-	3,660	-	-	-	-	-	9,612
Preferred performance fees - current year(2)	102	-	46,332	75,555	33	87,087	98,269	102,604
Preferred performance fees - carryforward	-	-	-	-	-	90,573	-	-
FRE revenue	$52,304	$61,167	$163,618	$237,998	$163,548	$348,461	$304,336	$342,636	16%
% of Fee-Paying AUM			1.6%	1.9%	1.5%	2.6%	2.2%	1.7%
% Growth		16.9%		45.5%	(31.3%)	113.1%	(12.7%)	12.6%

Less: Employee compensation and benefits	(4,141)	(9,627)	(19,170)	(12,699)	(10,859)	(13,124)	(13,164)	(20,228)
Less: General and administrative expense, net(3)	(8,874)	(15,263)	(11,029)	(13,428)	(21,801)	(18,380)	(45,145)	(36,834)
Less: Depreciation and amortization expense	(577)	(579)	(2,762)	(2,985)	(5,035)	(2,758)	(2,778)	(2,301)
Plus: Non-recurring expenses - G&A(4)	3,715	7,860	-	-	-	-	25,890	14,652
Plus: Non-recurring expenses - compensation(5)	-	4,114	-	-	-	-	-	-
Less: FRE expenses	$(9,877)	$(13,495)	$(32,961)	$(29,112)	$(37,695)	$(34,262)	$(35,197)	$(44,711)	6%
% Growth		36.6%		(11.7%)	29.5%	(9.1%)	2.7%	27.0%

Fee-related earnings	$42,427	$47,672	$130,657	$208,886	$125,853	$314,199	$269,139	$297,925	18%
% Margin	81.1%	77.9%	79.9%	87.8%	77.0%	90.2%	88.4%	87.0%
% Growth		12.4%		59.9%	(39.8%)	149.7%	(14.3%)	10.7%
Interest income (expense), net	9,873	114	(1,139)	(932)	(2,529)	(6,330)	25,413	14,608
Distributable earnings	$52,300	$47,786	$129,518	$207,954	$123,324	$307,869	$294,552	$312,533	19%
% Growth		(8.6%)		60.6%	(40.7%)	149.6%	(4.3%)	6.1%

1.
We recognized a $292.8 million deferred asset for the HHH Premium, which is deemed for accounting purposes to represent the amount paid to obtain the HHH Services Agreement, when we completed the Howard Hughes Transaction. The HHH Premium is amortized as contra-revenue in management fees on a straight-line basis over a period of 20 years beginning May 5, 2025.
2.
Reflects total performance fees less performance fees from Pershing Square, L.P.
3.
Reflects general and administrative expense less a portion of other income related to the reimbursement of certain expenses.
4.
Refers to non-recurring expenses that do not represent the ongoing cost of running our business and are not reflective of our operational performance. For the year ended December 31, 2024, includes expenses related to the Strategic Investment. For the year ended December 31, 2025 and the three months ended March 31, 2025, includes expenses related to the HHH Transaction and the Combined Transaction. For the three months ended March 31, 2026, includes expenses related to the Combined Transaction.
5.
Refers to a one-time severance benefit for a former employee agreed to and recognized in March, 2026.
6.
Compound Annual Growth Rate (“CAGR”) is presented from January 1, 2020 through December 31, 2025.

FRE and DE – Reconciliation to GAAP Net Income

(in thousands)	For the Three Months Ended,		For the Year Ended December 31,
	Q1 2025	Q1 2026	2020	2021	2022	2023	2024	2025
Net income (loss) attributable to PS Holdco	$19,731	$(147,590)	$481,852	$300,064	$51,839	$209,460	$(14,151)	$249,777
Net (income) loss attributable to non-controlling interest	(93)	10,944	(60,000)	(31,678)	4,729	(24,261)	(16,541)	(31,933)
Net income	19,824	(158,534)	541,852	331,742	47,110	233,721	2,390	281,710
% Margin			56.2%	48.7%	28.8%	45.6%	0.5%	36.9%
Income tax expense	1,794	857	17,400	10,516	4,793	18,170	15,985	22,309
Net income before taxes	21,618	(157,677)	559,252	342,258	51,903	251,891	18,375	304,019
Subordinated performance fees(1)	-	-	(699,174)	(395,863)	-	(138,829)	(136,618)	(399,741)
Management fees - contra-revenue(2)	-	3,660	-	-	-	-	-	9,612
Gain on lease modification	-	-	-	-	(3,570)	-	-	-
Gain on unvested compensation	-	-	-	(897)	-	-	-	-
Unrealized (gain) loss allocated from PSLP(3)	(93)	10,944	(4,496)	(15,763)	4,737	(11,362)	(6,986)	(12,224)
Unrealized (gain) loss on HHH shares held at fair value	-	148,590	-	-	-	-	-	(110,700)
Performance fees from PSLP(3)	-	-	(70,585)	(35,935)	(13)	(19,408)	(14,543)	(29,742)
Non-recurring expenses - G&A(4)	3,715	7,860	-	-	-	-	25,890	14,652
Non-recurring expenses - compensation(5)	-	4,114	-	-	-	-	-	-
Affiliates fee rebates(6)	11,612	14,475	164,037	141,041	34,849	115,706	69,301	77,580
Profit-sharing partner compensation(7)	15,448	11,768	210,584	183,936	35,418	115,830	339,133	459,077
Other (income) loss	-	4,052	-	-	-	-	-	-
Performance fee offset(8)	-	-	(30,100)	(10,823)	-	(5,959)	-	-
Distributable earnings	52,300	47,786	129,518	207,954	123,324	307,869	294,552	312,533
% Growth		(9%)		61%	(41%)	150%	(4%)	6%
Interest (income) expense, net	(9,873)	(114)	1,139	932	2,529	6,330	(25,413)	(14,608)
Fee-related earnings	$42,427	$47,672	$130,657	$208,886	$125,853	$314,199	$269,139	$297,925
% Growth		12%		60%	(40%)	150%	(14%)	11%

1.
PSCM pays the Subordinated Performance Fee to CompCo, an entity that compensates its members (including our investment professionals and certain other employees). As such, the Subordinated Performance Fee is not available to us for distribution or dividends.
2.
We recognized a $292.8 million deferred asset for the HHH Premium, which is deemed for accounting purposes to represent the amount paid to obtain the HHH Services Agreement, when we completed the Howard Hughes Transaction. The HHH Premium is amortized as contra-revenue in management fees on a straight-line basis over a period of 20 years beginning May 5, 2025.
3.
The operations of PSGP, the general partner of PSLP, are consolidated with our results under GAAP rules. We have no equity interest in PSGP, so the gain/loss allocated from PSLP is attributable to non-controlling interest.
4.
Refers to non-recurring expenses that do not represent the ongoing cost of running our business and are not reflective of our operational performance. For the year ended December 31, 2024, includes expenses related to the Strategic Investment. For the year ended December 31, 2025 and the three months ended March 31, 2025, includes expenses related to the HHH Transaction and the combined transaction. For the three months ended March 31, 2026, includes expenses related to the Combined Transaction.
5.
Refers to a one-time severance benefit for a former employee agreed to and recognized in March, 2026.
6.
We have historically rebated management and performance fees attributable to shares of PSH held by our employees and their affiliates. Such rebates ceased following the completion of the Combined Transaction, and therefore in order to facilitate period-to-period comparability, we have presented DE for the historical periods on a basis that excludes such affiliates fee rebate.
7.
In connection with the Combined Transaction, shares of our common stock and/or certain interests of PSPG were granted to the partners in PSPG in exchange for their existing profit-sharing interests. As a result, all cash-based profit-sharing distributions which had previously been treated as a compensation expense prior to the completion of the Combined Transaction will be treated as equity distributions subsequent to such transaction. Therefore, in order to facilitate period-to-period comparability, we have presented DE for the historical periods on a basis that excludes such profit-sharing partner compensation.
8.
Refers to the portion of the fees earned by certain of our funds that serves to reduce the performance fee paid by PSH to PSCM. As such, the amount of the performance fee offset is not available to us for distribution or dividends.

Certain Definitions

Assets Under Management (AUM) - Refers to (i) with respect to our Core Funds, the net assets of our Core Funds as calculated in accordance with GAAP or IFRS, as applicable, while adding back accrued performance fees and the principal value of PSH’s outstanding bonds, and (ii) with respect to HHH, the market capitalization of HHH plus its net mortgages, notes, and loans payable as disclosed in its most recent publicly available filing. AUM includes the value of invested capital from our personnel regardless of whether such capital is subject to fees.

Combined IPO - Refers collectively to the initial public offering of shares of our common stock together with the initial public offering of PSUS Shares (“PSUS IPO”), which were component parts of a single offering consummated on April 30, 2026.

Combined Private Placement - Refers collectively to the offer and sale of PSUS Shares in a private placement transaction exempt from registration under the Securities Act and the offer and sale of shares of Pershing Square Inc. common stock in a private placement transaction exempt from registration under the Securities Act.

Combined Transaction - Refers collectively to the Combined IPO and the Combined Private Placement.

CompCo - Refers to PS CompCo, LLC, a limited partner of PSCM that receives Subordinated Performance Fees and compensates investment professionals and certain other employees. Amounts paid to CompCo are not available to PS for distribution or dividends.

Core Funds - Refers collectively to PSLP, PSINTL, PSH and, following the Combined IPO, PSUS.

Corporate Conversion - Refers to the statutory conversion of PS Holdco, a Delaware limited partnership, into Pershing Square Inc., a Nevada corporation, which became effective April 28, 2026.

Fee Offset Arrangement - Pursuant to the PSH investment management agreement, the annual performance fee PSCM earns from PSH is reduced (“offset”) by: (i) 20% of any performance fees and allocations earned from non-PSH funds (currently including PSLP and PSINTL), and (ii) 20% of any management fees earned from certain non-PSH funds that do not have performance fees (which, following the PSUS IPO, includes PSUS). Unused offsets carry forward to subsequent calculation periods.

Fee-Paying Assets Under Management (Fee-Paying AUM; FPAUM) - Refers to (i) with respect to our Core Funds, the AUM we manage and earn a performance fee and/or management fee from, and (ii) with respect to HHH, the market capitalization of HHH. FPAUM provides insight into the capital base upon which we earn our fees. PSH’s FPAUM does not include bond proceeds.

High-Water Mark - A “high-water mark” with respect to any share of PSH is the highest Net Asset Value attributable to that share at the end of any period (typically, each December 31 and any other crystallization event outside of a dividend payment) for which a performance fee is paid, provided that in the circumstances where PSH pays a dividend, the high-water mark will be reduced by the percentage of the Net Asset Value represented by such dividend. The high-water mark for the shares at the end of any period is calculated after the Net Asset Value per share is reduced by the management fee and the variable performance fee, in each case accruing at, or before, the relevant crystallization event.

HHH - Refers to Howard Hughes Holdings Inc., a Delaware corporation (NYSE: HHH).

HHH Fees - Fees earned by PSCM under the HHH Services Agreement consisting of: (i) a quarterly HHH Base Management Fee of $3.75M ($15M annually), and (ii) a quarterly HHH Variable Management Fee equal to 0.375% of the excess of the quarter-end HHH stock price over an initial reference price of $66.1453, multiplied by a reference share count of 59,393,938 shares. Both the base fee and reference price are subject to annual inflation adjustment based on the Core PCE Price Index.

Management Fees - Fees earned by PSCM for providing investment management services to the Core Funds and HHH (described further in “HHH Fees”). PSCM receives a quarterly fee of 0.375% (1.5% annually) of NAV, before accrued performance fees, for PSH and our Private Funds, and 0.5% (2.0% annually) of NAV for PSUS following the Combined Transaction. Management fees are generally calculated and paid quarterly in advance.

Management Fees – Contra-Revenue - Reflects amortization of the $292.8M HHH Premium (the amount paid above HHH’s publicly traded share price at the time of acquisition deemed to represent the cost to obtain the HHH Services Agreement), amortized on a straight-line basis over 20 years beginning May 5, 2025.

Net Asset Value (NAV) - Means, with respect to PSH, net assets, calculated as total assets less total liabilities, in accordance with IFRS. “Net Asset Value” or “NAV,” means, with respect to PSLP and PSINTL, the net assets of each such fund, calculated as total assets less total liabilities (including any accrued performance fee or incentive allocation) and, with respect to PSUS, its net assets, calculated as securities, cash and other assets (including interest accrued but not collected) less all liabilities (including accrued expenses, the liquidation preference of any outstanding preferred shares and dividends payable), in each case, in accordance with GAAP.

Certain Definitions (cont’d)

Performance Fees - Fees and allocations earned by PSCM based on NAV appreciation of funds above a high-water mark. PSH pays a 16% performance fee; PSINTL pays 20%. Performance fees from PSH are recognized on a “net” basis after giving effect to the fee offset arrangement. Crystallization events include December 31 of each year, fund withdrawals, and PSH dividend payments.

Permanent Capital AUM - Refers to the portion of Fee-Paying AUM that is not subject to withdrawal or redemption at the option of the fund investor or stockholder.

Pershing Square Capital Management (PSCM) - A wholly owned subsidiary of Pershing Square which acts as the investment manager to the Core Funds and HHH.

Pershing Square GP, LLC (PSGP) - Refers to Pershing Square GP, LLC, a Delaware limited liability company, which is the general partner of PSLP.

Pershing Square Holdings (PSH) - Refers to Pershing Square Holdings, Ltd., a Guernsey limited liability company, which commenced investing on December 31, 2012 and has its shares admitted to trading on the London Stock Exchange.

Pershing Square Inc. / Pershing Square Holdco, L.P. - As used in this Financial Supplement, “Pershing Square,” “PS,” “we,” “us” and “our” refer to Pershing Square Holdco, L.P. (“PS Holdco”) and its consolidated subsidiaries prior to the Corporate Conversion, and following the Corporate Conversion, to Pershing Square Inc. (“PS Inc.”) and its consolidated subsidiaries, including PSCM.

Pershing Square International, Ltd (PSINTL) - Refers to Pershing Square International, Ltd., a Cayman Islands exempted company, which commenced investing in January 2005.

Pershing Square, L.P. (PSLP) - Refers to Pershing Square, L.P., a private investment fund organized as a Delaware limited partnership, which commenced investing in January 2004.

Pershing Square Partner Group (PSPG) - Refers to Pershing Square Partner Group, LLC, a Delaware limited liability company.

Pershing Square USA, Ltd. (PSUS) - Refers to Pershing Square USA, Ltd., a Delaware statutory trust, which consummated its initial public offering of PSUS Shares on April 30, 2026 as part of the Combined Transaction, and has its shares admitted to trading on the New York Stock Exchange (“NYSE”).

Preferred Performance Fees - Performance fees earned on the first five percentage points of fund returns, net of management fees, above the applicable high-water mark from certain core funds and subject to certain other offsettable fees. Preferred Performance Fees are retained by PSCM and represent a preferred return-like entitlement. If realized performance fees in any period are insufficient to satisfy the accrued Preferred Performance Fee, the unpaid portion carries forward to subsequent crystallization periods until paid in full.

Preferred Profits Interest - In connection with the Combined Transaction, PSCM issued a Preferred Profits Interest to Pershing Square, Inc. generally providing for the same calculation and allocation to Pershing Square, Inc. as provided by the Variable Compensation Agreement.

Private Funds - Refers to PSLP and PSINTL.

Subordinated Performance Fees - Realized performance fees in excess of the Preferred Performance Fees. Subordinated Performance Fees are paid to CompCo and used to compensate investment professionals and certain other employees. These fees are not available to PS for distribution or dividends.

Subordinated Profits Interest - In connection with the Combined IPO, PSCM issued a Subordinated Profits Interest to CompCo, generally providing for the same calculation and allocation to CompCo as provided by the Variable Compensation Agreement.

Variable Compensation Agreement (VCA) - In connection with the Strategic Investment, we implemented an arrangement for the allocation of performance fee revenue from our funds and other investment vehicles as encapsulated in the VCA. The VCA has two primary purposes: (1) to provide the company with a preferred return-like entitlement of performance fees received by our principal operating subsidiary, PSCM and (2) to provide an important source of compensation for certain of our personnel, including our investment professionals, consistent with our historical practice of tying a significant portion of the compensation earned by such personnel, including our named executive officers, directly to the performance of the funds we manage. The VCA was terminated in connection with the Combined Transaction.

Appendix

Non-GAAP Financial Measures

We report certain financial measures that are not required by, or presented in accordance with, GAAP. Management uses these non-GAAP financial measures to assess the performance of our business across reporting periods and believes this information is useful to investors for the same reasons.

Fee-Related Earnings

FRE is a non-GAAP financial measure used by us to evaluate our business by highlighting earnings from recurring management fees and Preferred Performance Fees. We believe FRE is useful to investors because it provides additional insights into the fee-driven operating profitability of our business that is not directly based on the net income of the funds we manage. FRE represents management fees and Preferred Performance Fees less the compensation directly related to the management fees and performance fees, which includes salaries, benefits, payroll taxes and discretionary cash bonuses and other operating expenses, and after deducting “Subordinated Performance Fees,” which consist of amounts in excess of Preferred Performance Fees which are payable to CompCo pursuant to the arrangements described below.

As described in Part I. Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations— Key Components of Our Results of Operations—Income—Allocation of Performance Fee Revenue” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, we implemented the VCA in connection with the Strategic Investment. However, in order to facilitate comparisons with our results following the Combined Transaction, we have presented FRE for the periods presented on a basis that reflects the allocation of our historical performance fees as between the Preferred Performance Fees and Subordinated Performance Fees that the VCA would have required. Although the VCA was terminated in connection with the Combined Transaction and PSCM issued the Preferred Profits Interest to us and the Subordinated Profits Interest to CompCo, the terms of the Preferred Profits Interest and the Subordinated Profits Interest generally provide for the same calculation of Preferred Performance Fees and Subordinated Performance Fees, and the same allocation of such fees between us and CompCo, as historically provided by the VCA.

Distributable Earnings

DE is a non-GAAP financial measure used to assess performance and amounts available for distribution or dividends, including to our personnel and owners of PSPG and holders of our common stock. DE represents FRE plus interest income or less interest expense, as applicable.

These non-GAAP financial measures should not be considered a substitute for, superior to or an alternative to net income attributable to Pershing Square Holdco, L.P., which is the most directly comparable GAAP measure. Further, these non-GAAP financial measures have limitations as analytical tools, and when assessing our operating performance, you should not consider non-GAAP financial measures in isolation or as a substitute for GAAP measures including revenues, net income (loss) and net income attributable to Pershing Square Holdco, L.P. We may calculate or present these non-GAAP financial measures differently than other companies who report measures with the same or similar names, and as a result, the non-GAAP financial measures we report may not be comparable.

Key Operating Metrics

We have developed and use various key operating metrics to assess and monitor the operating performance of our business. We believe that these metrics provide useful information to investors and others in understanding and evaluating our results of operations in the same manner as our management team.

Our calculations of total assets under management, fee-paying assets under management and permanent capital AUM may differ from the calculations of other investment managers. As a result, these measures may not be comparable to similar measures presented by other investment managers. In addition, our calculation of total assets under management includes the fair value of invested capital in our funds from our personnel regardless of whether such invested capital is subject to fees. Our definitions of total assets under management and fee-paying assets under management are not based on any definition of total assets under management and fee-paying assets under management that is set forth in the agreements governing the investment funds we manage.

Appendix (cont'd)

Additional Information

The information in this Financial Supplement should be read in conjunction with our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, our prospectus (the "IPO Prospectus") filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2026 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”) relating to our Registration Statement on Form S-1 (File No. 333-294165) and other information filed with, or furnished to, the SEC.

You can access our filings with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended at www.pershingsquareinc.com as soon as reasonably practicable after they are filed with, or furnished to, the SEC. You can also review our SEC filings by accessing the SEC’s website at http://www.sec.gov.

We may use our website at www.pershingsquareinc.com and/or social media outlets, such as our X account (@PershingSquare) and our LinkedIn account (www.linkedin.com/company/pershingsquare) as distribution channels of important company information for purposes of Regulation FD. In addition, Mr. William Ackman, our Founder and Chief Executive Officer, may use his X account (@BillAckman) as a means of publicly disseminating current information about the Company and the core funds from time to time, including information about new and disposed of investments and hedges, as well as his views on macroeconomic, geopolitical and other developments. The information we or Mr. Ackman post through these channels may be deemed material company information, and we intend to use Mr. Ackman’s X account for purposes of Regulation FD. Accordingly, investors should monitor these channels, in addition to following our press releases, SEC filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about the Company when you enroll your email address by visiting our website at www.pershingsquareinc.com. The contents of our website, any alerts and social media channels are not, however, a part of this Financial Supplement.

Important Notice

Past performance is not indicative nor a guarantee of future results. There can be no assurance that comparable results will be achieved in the future, that future investments will be similar to historic investments discussed herein, or that an investment strategy or investment objectives will be achieved (because of economic conditions, the availability of appropriate opportunities or otherwise). Please see the section entitled "Risk Factors" in our IPO Prospectus and the section entitled "Cautionary Note Regarding Forward-Looking Statements" for a list of factors and uncertainties that could cause the future results to be materially different from those included in this Financial Supplement.